EXHIBIT 10.15

Amendment No. 4 to the Radian Group Inc.
Amended and Restated Allocation of Consolidated Tax Liability
This Amendment No. 4 is made and entered into as of May 31, 2019, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as "the Group"), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the "Agreement") dated effective as of January 1, 2002.

Commencing with the 2019 tax year, the following companies will be included in the Group's consolidated federal income tax return:

Radian Real Estate Services Inc.

Commencing with the 2018 tax year, the following companies will not be included in the Group's consolidated federal income tax return:

RDN Investments, Inc.
Lottery Receivables Series 1998A Corp. SAFCO SPC Finance Corp.
Radian Mortgage Reinsurance Company
Radian Mortgage Insurance Inc.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 31 day of May, 2019.

Agreed and Accepted:

Radian Group Inc.
Radian Mortgage Services Inc.
Enhance C-BASS Residual Finance Corporation ("ECRFC") Enhance Financial Services Group ("EFSG")
Radian Guaranty Inc. ("RGC")
Radian Guaranty Reinsurance Inc.("RGRI")
Radian Insurance Inc. ("RIINC")
Radian Investor Surety Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Guaranty Inc.
Radian Real Estate Services Inc.
Radian Reinsurance Inc.
Radian Title Services Inc.
Radian Title Merger Sub Inc.

By: /s/ Robert Radicioni
Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm

Agreed and Accepted:

Radian Settlement Services Inc.
ValuEscrow, Inc.

By: /s/ Steve Stipetich
Steve Stipetich, Secretary
Attest: /s/ Tami A. Bohm
Agreed and Accepted:

EnTitle Direct Group, Inc.
EnTitle Insurance Company

By: /s/ Edward J. Hoffman
Edward J. Hoffman, Secretary

Attest: /s/ Tami A. Bohm

Agreed and Accepted:

Radian Settlement Services Inc.
ValuEscrow, Inc.

By: /s/ Steve Stipetich
Steve Stipetich, Secretary

Attest: /s/ Tami A. Bohm

Agreed and Accepted:

EnTitle Direct Group, Inc.
EnTitle Insurance Company

By: /s/ Edward J. Hoffman
Edward J. Hoffman, Secretary

Attest: /s/ Tami A. Bohm

Amendment No. 3 to the Radian Group
Inc.
Amended and Restated Allocation of Consolidated Tax Liability

This Amendment No. 3 is made and entered into as of June 7, 2018, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as "the Group"), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the "Agreement") dated effective as of January 1, 2002.

Commencing with the 2018 tax year, the following companies will be included in the Group's consolidated federal income tax return:

Radian Title Services Inc. Radian Title Merger Sub Inc. ValuEscrow, Inc.
Clayton Group Holdings Inc. (formerly known as Radian Clayton Holdings Inc.)
EnTitle Direct Group, Inc. (effective March 27, 2018)
EnTitle Insurance Company (effective March 27, 2018)

Commencing with the 2018 tax year, the following companies will not be included in the Group's consolidated federal income tax return:

RDN Investments, Inc.
Lottery Receivables Series 1998A Corp. SAFCO SPC Finance Corp.
Radian Mortgage Reinsurance Company

The last section of Paragraph 9 beginning with "Notwithstanding the termination of this Agreement pursuant to the provision of this paragraph 9:...) of the Agreement will be amended as follows:

The addition of a section (c) at the end of Paragraph 9 shall state the following:

(c) the termination is prospective and does not relieve the parties of any liabilities for past consolidated filings, redetermination or similar items.

Paragraph 13 (a) is hereby amended to state the following:

... (a) as a result of all negligence;...

Paragraph 14G) is hereby amended to update the address of Radian for "notices and other communications" to 1500 Market Street, Philadelphia, 19102.

Paragraph 14 of the Agreement will be amended as follows:

The addition of a section (m) at the end of Paragraph 14 shall state the following:

(a)
Group and its regulators shall have access at any time to audit books and records developed or maintained under or related to this Agreement by or on behalf of the affiliates who are parties to this Agreement and such right shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto and the patties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 7th day of June, 2018.
Agreed and Accepted:

Radian Group Inc.
Clayton Group Holdings Inc.
Enhance C-BASS Residual Finance Corporation ('' ECRFC")
Enhance Financial Services Group ("EFSG")
Radian Guaranty Inc. ("RGC")

Radian Guaranty Reinsurance Inc.("RGRI")
Radian Insurance Inc. ("RIINC")
Radian Investor Surety Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Guaranty Inc.
Radian Mortgage Insurance Inc.
Radian Reinsurance Inc.
Radian Title Services Inc.
Radian Title Merger Sub Inc.

By: /s/ Robert Radicioni
Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm

Agreed and Accepted:

Valuamerica, Inc.
ValuEscrow, Inc.

By: /s/ Steve Stipetich
Steve Stipetich, Secretary

Attest: /s/ Tami A. Bohm

Agreed and Accepted:

EnTitle Direct Group, Inc.
EnTitle Insurance Company

By: /s/ Edward J. Hoffman
Edward J. Hoffman, Secretary

Attest: /s/ Tami A. Bohm

Amendment No. 2 to the Radian Group Inc.
Amended and Restated Allocation of Consolidated Tax Liability

This Amendment No. 2 is made and entered into as of December 31, 2015, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as "the Group"), and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the "Agreement") dated effective as of January 1, 2002.

Commencing with the 2015 tax year, the following company will be included in the Group's consolidated federal income tax return:
Radian Reinsurance Inc.
Radian Mortgage Guaranty Inc.
ValuAmerica, Inc.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 31st day of December, 2015.

Agreed and Accepted:

Radian Group Inc.
Radian Guaranty Reinsurance Inc.("RGRI")
Enhance C-BASS Residual Finance Corporation ("ECRFC")
Enhance Financial Services Group ("EFSG")
Radian Guaranty Inc. ("RGC")
Radian Insurance Inc. ("RIINC")
Radian Insurance Services Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Reinsurance Company
Radian Mortgage Insurance Inc.
Radian Investor Surety Inc.
Radian Clayton Holdings Inc.
Radian Mortgage Guaranty Inc.
Radian Reinsurance Inc.

By: /s/ Robert Radicioni
Robert Radicioni, Senior Vice President

Attest: /s/ Tami A. Bohm

Agreed and Accepted:

Valuamerica, Inc.

By: /s/ Steve Stipetich
Steve Stipetich, Secretary

Attest: /s/ Tami A. Bohm

Agreed and Accepted:

RDN Investments, Inc.

By: /s/ Brian T. Harrison
Brian T. Harrison, Assistant Treasurer
Attest: /s/

Amendment No. 1 to the Radian Group Inc.
Amended and Restated Allocation of Consolidated Tax Liability

This Amendment No. 1 (this "Amendment No. l"), dated as of March 31, 2015, is made by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as "the Group"), and attaches to the Radian Group Inc. amended and Restated Allocation of Consolidated Tax Liability Agreement (the "Agreement") dated effective as of January 1, 2002 as amended and restated as of December 19, 2014.
Each capitalized term used but not otherwise defined herein has the meaning given to such term in the Purchase Agreement (as defined below).

Assured Guaranty Corp. ("Buyer") and Radian Guaranty Inc. ("Seller") have entered into a Stock Purchase Agreement, dated as of December 22, 2014 (the "Purchase Agreement") pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, 100% of the issued and outstanding capital stock of Radian Asset Assurance Inc., subject to the terms and conditions of the Purchase Agreement.

Effective as of the Closing, Radian Asset Assurance Inc. and Van American Insurance Agency, Inc. (the "Companies") will no longer be a party to the Amended and Restated Allocation of Tax Liability Agreement and shall have no further rights and obligations thereunder, notwithstanding any contrary provision in the Agreement; provided, however, that, notwithstanding anything to the contrary in this Amendment No. 1, not later than fifteen Business Days following the filing of the Group's consolidated return for 2014 and 2015, respectively, the Companies shall pay to Radian Group Inc., or Radian Group Inc. shall pay to the Companies, as appropriate, an amount equal to the difference, if any, between the Companies' separate return tax liability for 2014 and 2015, respectively, and the aggregate amounts paid by the Companies with respect to 2014 and 2015 under the Agreement. Buyer shall have the right to review the calculation of the Companies' separate return liability for 2014 and 2015 and all associated workpapers. If Buyer disagrees with the separate return liability for any Company, and the Buyer and Seller are unable to resolve the disagreement, a neutral accounting firm mutually selected by Buyer and Seller shall resolve the disagreement and the amounts due hereunder shall be adjusted to reflect such resolution. For the avoidance of doubt, should it be necessary, equitable adjustments will be made to prevent duplicate recovery by Seller and Radian Group Inc., on the one hand, or Buyer and the Companies, on the other, under this Amendment No. 1 and Section 8.8 of the Purchase Agreement with respect to the same item.

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IN WITNESS \VHEREOF. the remaining parties 10 the Agreement as noted below have caused this Amendment to be signed in their corporate names on this 31st day of March, 2015.

Agreed and Accepted:

Radian Group Inc.
Radian Guaranty Reinsurance Inc.(''RGRI")
Enhance C-BASS Residual Finance Corporation ("ECRFC")
Enhance Financial Services Group ("EFSG")
Radian Guaranty Inc. ("RGC")
Radian Insurance Inc. ("RIINC")
Radian Insurance Services Inc.
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Reinsurance Company
Radian Mortgage Insurance Inc.
Radian Investor Surety Inc.
Radian Clayton Holdings Inc.

By: /s/ Robert Radicioni
Robert Radicioni, Senior Vice President
Attest: /s/ Tami A. Bohm

Agreed and Accepted:

RDN Investments, Inc.

By: /s/ Brian T. Harrison
Brian T. Harrison, Assistant Treasurer
Attest: /s/

Agreed and Accepted:

Radian Asset Assurance Inc.

By: /s/ David Beidler
David Beidler, President

Attest: /s/ Bret S. Derman
Bret S. Derman, Senior Vice President and Secretary

Van American Insurance Agency, Inc.
By: /s/ Bret S. Derman
Bret S. Derman, Senior Vice President and Secretary

Attest: /s/ Ari Ginsburg
Ari Ginsburg

RADIAN GROUP INC. AMENDED AND RESTATED
ALLOCATION OF CONSOLIDATED TAX LIABILITY

Each company signing this Amended and Restated Allocation of Tax Liability Agreement (the "Agreement"), first dated effective the 1st day of January 2002 and amended and restated this 19th day of December, 2014, agrees to participate with its common parent, Radian Group Inc. ("Radian"), in the filing of a consolidated federal income tax return, and as required by state or local tax provisions, the filing of a combined state or local tax return. Radian will be responsible for calculating the amount of taxes owed under this Agreement. This Agreement replaces and supersedes any prior agreements between or among any of the parties hereto with respect to the filing of a consolidated federal income tax return.

WITNESSETH

WHEREAS, Radian is the common parent of an affiliated group of corporations within the meaning of Section l 504(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Radian and the following subsidiaries who are parties to the consolidated tax return filings: Radian Guaranty Inc., Radian Insurance Inc., Radian MI Services Inc., Radian Mortgage Assurance Inc., Radian Mortgage Reinsurance Company, Radian Mortgage Insurance Inc., Radian Investor Surety Inc., Radian Clayton Holdings Inc., Radian Asset Assurance Inc., Van American Insurance Agency, Inc., Radian Guaranty Reinsurance Inc., Enhance C-BASS Residual Finance Corporation, Lottery Receivables Series 1998A Corp., SAFCO SPC Finance Corp., Enhance Financial Services Group Inc., and RDN Investments, Inc. (collectively, "Subsidiaries") are includible corporations of said affiliated group ("Group"); and

WHEREAS, all of the includible corporations other than those Subsidiaries electing, or deemed to be, "disregarded entity status," as that tennis defined in the Code, will be included in the Group's consolidated federal income tax returns for the taxable year ended December 31, 2001, and for all future taxable years for which they are eligible to be so included ("Consolidated Period"); and

WHEREAS, the Group will elect and continue to file consolidated federal income tax returns pursuant to Section 1501 (a) of the Code (so long as it is eligible to file such returns under the Code or until such time as they elect not to file such returns in compliance with the Treasury Department Regulations pursuant to Section 1504 of the Code);

WHEREAS, Radian is the ultimate parent corporation of the Group pursuant to the state insurance holding company laws under which insurance company members of the Group are regulated; and

WHEREAS, state insurance departments in states where insurance company members of the Group are domiciled require that tax allocation agreements be executed in such circumstances to provide that the domestic insurers that are members of the Group shall be no worse off by filing consolidated returns with their parent than each would have been bad separate income tax returns been filed;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.	Consolidated Federal Return Election and Preparation
Radian and Subsidiaries will file consolidated federal income tax returns so long as they are eligible to file such returns under the Code or until such time as they elect not to file such returns in compliance with the Treasury Department Regulations pursuant to Section l 504 of the Code. Radian and Subsidiaries agree to file such consents, elections and other documents and take such other action as may be necessary or appropriate to carry out the purposes of this paragraph 1. For any taxable year for which a consolidated federal income tax return is filed, Radian agrees to prepare or cause to be prepared and to file such return and other appropriate documents as may be necessary on behalf of the Group.

2.	State and Local Tax Liability

In some instances Radian and certain Subsidiaries, or some combination of Subsidiaries without Radian, may be required to file consolidated/ combined state or local income or franchise tax returns. In any tax year in which a consolidated or combined state or local return is required to be filed, the material state and/or local income or franchise tax of each includable corporation shall be determined based on each subsidiary's separate return tax liability, which shall be equal to the tax liability such subsidiary would have incurred had it never been included in the combined state or local tax return and had it filed the state or local return on a separate basis for each such year. Payments under this paragraph shall be settled within thirty days of the applicable payment due date.

3.	Payment Responsibility

(a)Each of the Subsidiaries shall compute a separate return tax liability for each taxable year. For purposes of this paragraph 3(a), each subsidiary's separate return tax liability for any taxable year shall be equal to the tax liability such subsidiary would have incurred had it never been included in a consolidated tax return with Radian as the common parent and had it filed a tax return on a separate basis for each such year. The method of computing the separate return tax liability of each of the Subsidiaries shall be consistent with the methods of accounting and depreciation and with any elections made in computing the consolidated tax liability of the Group. Each of the Subsidiaries shall pay to Radian an amount equal to the separate return tax liability as computed under this paragraph 3(a).

(b)If, at the end of any taxable year for which Radian and the Subsidiaries file a consolidated tax return, any individual subsidiary would have been entitled to carry back a loss or credit to a prior taxable year within the Consolidated Period had that subsidiary filed a separate tax return for such then ended consolidated year and for all prior years, then Radian shall pay to that subsidiary the difference between (i) such subsidiary's liability under paragraph 3(a) for the carry back year less (ii) the subsidiary's liability under paragraph 3(a) in such carry back year recomputed taking into account such loss or credit

4.	Timing and Method of Payment
For taxable years for which consolidated tax returns will be filed, the following provisions shall govern:

(a)Payments under paragraph 3(a) by each of the Subsidiaries to Radian shall be made not less frequently than on a quarterly basis (within 30 days of the date on which installments of estimated tax would have been due had each subsidiary filed its tax return on a separate basis), based on estimates of each subsidiaries separate return tax liability for the period prepared by each subsidiary and approved by Radian. Such estimates shall be prepared based on estimates of each individual subsidiary's tax liability for the current taxable year assuming the subsidiary filed its tax return on a separate basis. However, if the sum of all payments for any year exceeds a subsidiary's separate return tax liability for the year, Radian shall, as soon as practicable, but in all events within 30 days after the statutory due date for the consolidated tax return for such year, pay the excess to such subsidiary.

(b)Payments under paragraph 3(b) shall to the extent attributable to a ta.'\. refund from the Internal Revenue Service ("Service"), or a state or local tax authority, based upon a timely filed refund claim with respect to a carry back of a loss or credit of a subsidiary, be paid by Radian to that subsidiary within 30 days of the receipt of such refund by Radian. To the extent such payments are in excess of any refund from the Service or state or local tax authority, they shall be made by Radian to that subsidiary within 30 days after the statutory due date for the consolidated tax return for the relevant taxable year.

5.	Escrow Account

(a)Radian shall maintain a separate escrow account for each insurance company, domiciled in the State of New York, that is a member of the Group. Such escrow account will be maintained for each taxable year consisting of assets eligible for investment by each such insurer in the amount equal to the excess, if any, of (i) the net payments made pursuant to paragraph 3(a) by the insurance subsidiary to Radian for the taxable year, over
(ii) any payments made by Radian to the Service for the taxable year but limited to the paragraph 5(a)(i) amow1t. Payments made by Radian to the Service shall be apportioned to Radian and each of the Subsidiaries in the following manner: the ratio of each company's individual tax liability to the total of the individual tax liabilities of all companies.

(b)If, for any taxable year, Radian owes a payment to any New York domiciled subsidiary insurer pursuant to paragraph 3(b), the escrow account for the year to which that subsidiary's loss or credit is carried back shall be adjusted in the following manner. The escrow accow1t for that taxable year shall now be calculated as equal to the excess of (i) the amount originally calculated pursuant to paragraph 5(a), over (ii) the amount calculated pursuant to paragraph 3(b) for the taxable year but not in excess of the paragraph 5(a) amount. For insurers domiciled in states other than New York, any payments required to be made by Radian pursuant to paragraph 3(b) shall be made in accordance with that paragraph up to an amount equal to the paragraph 5(a)(i) amount for the year to which such payment relates.

(c)In the case of New York insurer subsidiaries, the excess, if any, of the amount, of the escrow account as computed under paragraph 5(a) for the taxable year over the amount of the escrow account as computed pursuant to paragraph 5(b) shall be distributed by Radian to the subsidiary to which such excess amount relates at the time as set fo1ih in paragraph 4(b).

(d)If an insurance subsidiary for which an escrow account is maintained incurs a loss or credit in any taxable year and such loss or credit pursuant to law could not be carried back to a particular year for which the escrow account has been maintained pursuant to the provisions of this paragraph 5, the funds from the escrow account to the extent attributable to that particular year may be released to Radian within 30 days after it is determined that such loss or credit cannot be utilized.

6.	Subsequent Adjustments
If any item of income, loss, deduction or credit of any subsidiary is changed or adjusted for any taxable year, then the amount of the payments made under this Agreement and the escrow account maintained pursuant to paragraph 5 shall be adjusted, in accordance with the principles of this Agreement, to conform with the finally determined item of income, loss, deduction or credit. In addition, interest and penalties shall be paid, either by or to each subsidiary as appropriate, after taking into account interest and penalties paid by or to the tax authority. All payments under this paragraph 6 shall be made within 30 days after the final resolution of any such matters.

7.	Determination
All determinations required hereunder for each taxable year shall be confirmed by the independent public accounting firm regularly employed by each subsidiary at the time the return is filed for such year.

If the independent public accounting firm regularly employed by Radian is different from the independent public accounting firm regularly employed by any of the Subsidiaries, then both such firms shall confirm all determinations required hereunder for each taxable year. If both such firms cannot agree to confirm a determination, they shall choose a third independent public accounting firm and the determination that is confirmed by the majority shall govern.
All determinations shall be binding and conclusive upon the parties for the purpose hereof and all expenses of such determination shall be borne equally by the parties.

8.	Interest
If payments required by this Agreement are not timely paid, interest shall be accrued on the unpaid payments at the maximum rate from time to time prescribed by the relevant tax provisions with respect to the tax deficiency at issue.

9.	Termination
This Agreement shall terminate between Radian and any subsidiary if:

(a)	Radian and such subsidiary agree in writing to such termination;

(b)	Radian or the subsidiary's membership in the Group ceases or is terminated for any reason whatsoever with or without cause; or

(c)	Such subsidiary fails to be included in a consolidated federal income tax return filed by Radian for any taxable year.

The termination of this Agreement as to any subsidiary in accordance with the provisions of paragraph 9(a), (b) or (c) hereof shall not affect this Agreement as regards Radian and all other Subsidiaries.

Notwithstanding the tem1ination of this Agreement pursuant to the provisions of this paragraph 9:

(a)
the Agreement will remain in effect with respect to any period of time for the year of termination for which the income of the terminating party must be included in a consolidated tax return of the Group; and

(b)
all material, including, but not limited to, returns, supporting schedules, work papers, correspondence and other documents relating to the consolidated tax return shall be made available by the party in possession of such material to every other party to this Agreement, at such other party's expense, during regular business hours.

10.	Assignability
This Agreement shall not be assignable by Radian or any subsidiary.

11.	Effective Date
This agreement shall be dated effective January l, 2002.

12.	Arbitration
Should there arise an irreconcilable difference of opinion between:

(a)	Radian and one or more of the Subsidiaries, or

(b)
two or more of the Subsidiaries, as to the interpretation of any matter concerning this Agreement, it is hereby mutually agreed that such difference shall be submitted to arbitration as the sole remedy available to all parties. Such arbitration shall be in accordance with the rules of the American Arbitration Association and the arbitrators shall have extensive experience in the insurance industry. The arbitration shall take place in New York, New York.

13.Indemnification and Limitation of Liability
Radian shall indemnify, defend and hold Subsidiaries and their respective officers, directors, shareholders, employees, agents and representatives (collectively, "Indemnitees") harmless from and against any and all damages, losses, liabilities, obligations, claims, litigation, demands, suits, causes of action, judgments, costs or expenses, including without limitation reasonable attorneys' fees ("Claims") that may be made: (a) as a result of gross negligence; or (b) willful misconduct on the part of Radian.

14.	Miscellaneous Provisions

(a)This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein. No alteration, amendment or nullification of any of the terms of this Agreement shall be valid unless made by an instrument signed in writing by an authorized officer of each party hereto.

(b)This Agreement has been made in and shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania from time to time obtaining.

(c)All insurance affiliates who are parties to this Agreement shall maintain oversight for functions provided to the insurer by Radian and the insurer shall monitor services annually for quality assurance.

(d)Books and records of each of the insurance affiliates who are parties to this Agreement shall include the books and records developed or maintained under or related to this Agreement;

(e)Books and records of each of the insurance affiliates are the exclusive property of the individual insurer, held for the benefit of that insurer and are subject to the control of that insurer.

(f)This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors in interest.

(g)If any of the insurance affiliates who are a party to this Agreement is placed in receivership or seized by the Commissioner of the Commomvealt11 of Pennsylvania under Article V of the Insurance Department Act of 1921 (40 P.S. Section 221.1-221.63):

(i)	the rights of the insurer under this Agreement extend to the receiver or Commissioner;

(ii)	the books and records shall immediately be made available immediately to the receiver or Commissioner upon their request.

(iii)	Radian does not have the automatic right to te1111inate this Agreement if the insurer is place in receivership under Article V of the Insurance Department Act of 1921.

(iv)
Radian agrees to continue to maintain systems, programs and other infrastructure notwithstanding a seizure by the Commissioner under Article V of the Insurance Department Act of 192 and shall make them available to the receiver for as long as Radian continues to receive timely payments for services rendered.

(h)No advancement of funds by an insurance affiliate who is a party to this Agreement may be made to Radian except to pay for tax obligations defined in this Agreement.
(i)This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(j)All notices and other communications hereunder shall be deemed to have been duly given if delivered by hand or mailed certified or registered mail, postage prepaid to the offices of Radian at] 60 I Market Street, Philadelphia, PA 19103, or to such other address as is given by notice pursuant to this paragraph 14(j).

(k)The headings of the paragraph of this Agreement are inserted for convenience only and shall not constitute a part hereof.

(l)The parties shall retain copies of all tax returns, related schedules and work papers and all material records and other documents until the expiration of the statute of limitations, including any applicable extensions.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be affixed hereto, all on the day and year first above written.

Agreed and Accepted:

Radian Asset Assurance Inc. ("RAA")
Van American Insurance Agency, Inc.
SAFCO SPC Finance Corp.
Lottery Receivables Series 1998A Corp.

By: /s/ Bret S. Derman
Bret S. Derman, Senior Vice President and Secretary

Attest: /s/

Agreed and Accepted:

Radian Group Inc.
Radian Guaranty Reinsurance Inc.("RGRI")
Enhance C-BASS Residual Finance Corporation ("ECRFC")
Enhance Financial Services Group ("EFSG")
Radian Guaranty Inc. ("RGC")
Radian Insurance Inc. ("RIINC")
Radian MI Services Inc.
Radian Mortgage Assurance Inc.
Radian Mortgage Reinsurance Company
Radian Mortgage Insurance Inc.
Radian Investor Surety Inc.
Radian Clayton Holdings Inc.

By: /s/ Robert Radicioni
Robert Radicioni, Senior Vice President
Attest: /s/ Tami A. Bohm

Agreed and Accepted:

RDN Investments, Inc.

By: /s/ Brian T. Harrison
Brian T. Harrison, Assistant Treasurer

Attest: /s/